AMSOUTH FUNDS

                         SUPPLEMENT DATED MARCH 1, 2002
                     TO PROSPECTUSES DATED DECEMBER 1, 2001

THIS SUPPLEMENT PROVIDES THE FOLLOWING UPDATED INFORMATION AND SUPERCEDES ALL SUPPLEMENTAL INFORMATION PREVIOUSLY PROVIDED:

         TRUST SHARES PROSPECTUS AND MONEY MARKET FUNDS PROSPECTUS

         1. In the sections entitled "Shareholder Information -- Pricing of Fund Shares - Money Market Funds" on page 115 of the Trust Shares prospectus and "Shareholder Information - Pricing of Fund Shares" on page 27 of the Money Market Funds prospectus, the second sentence of the first paragraph has been deleted and replaced in its entirety with the following:

            The NAV for the Prime Money Market Fund, the U.S. Treasury Money Market Fund and the Treasury Reserve Money Market Fund is determined at 2:00 p.m. Eastern time and at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time on days the Exchange is open.

         2. The following information is added to the end of the same sections as follows

            For the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Treasury Reserve Money Market Fund, and the Institutional Prime Obligations Money Market Fund, orders received prior to 2:00 p.m. Eastern time will earn dividends that business day. Orders received after 2:00 p.m. Eastern time but before the close of regular trading on the New York Stock Exchange will earn dividends on the following business day.

            For the Tax-Exempt Money Market Fund orders received prior to 12:00 p.m. Eastern time will earn dividends that business day. Orders received after 12:00 p.m. Eastern time but before the close of regular trading on the New York Stock Exchange will earn dividends on the following business day.

         TRUST SHARES PROSPECTUS AND CLASS A SHARES AND CLASS B SHARES
PROSPECTUS

         In the section entitled "Fund Management," the paragraph entitled "Limited Term Tennessee Tax-Exempt Fund" on page 113 of the Trust Shares Prospectus and page 99 of the Class A Shares and Class B Shares Prospectus, has been deleted in its entirety, and the paragraph entitled "Municipal Bond Fund, Florida Tax-Exempt Fund and Tennessee Tax-Exempt Fund" on page 112 of the Trust Shares Prospectus and page 98 of the Class A Shares and Class B Shares Prospectus has been revised to read as follows:

            Municipal Bond Fund, Florida Tax-Exempt Fund, Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund - Dorothy E. Thomas, CFA, is the portfolio manager for the Municipal Bond Fund, the Florida Tax-Exempt Fund, the Tennessee Tax-Exempt Fund and the Limited Term Tennessee Tax-Exempt Fund. Ms. Thomas has been associated with AmSouth's Trust Investment Group for over sixteen

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            years and is currently Senior Vice President and Trust Investment
            Officer in charge of tax-free fixed income investments.

         CLASS A SHARES AND CLASS B SHARES PROSPECTUS

         All Funds may now engage in securities lending - a management technique intended to generate additional revenue for a fund without changing the fundamental risk characteristics of that fund's portfolio. Further information, including information on risks, is contained in the Prospectus and the Statement of Additional Information.


SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.